UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2021

Hepion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36856	46-2783806
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

399 Thornall Street, First Floor

Edison, NJ 08837

(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 902-4000

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	HEPA	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On October 7, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Meeting”).

As of August 23, 2021, the record date for the Meeting, there were 76,228,438 shares of our common stock outstanding (including 3,184 shares of common stock issuable upon conversion of the Series A Preferred Stock).

At the Meeting, the stockholders voted on the following six proposals and cast their votes as follows:

1. To elect the seven (7) persons named herein as nominees for directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified including Gary S. Jacob, Robert Foster, John P. Brancaccio, Timothy Block, Thomas Adams, Arnold Lippa and Peter Wijngaard.

Name	Votes For	Votes Against	Votes Abstained
Gary S. Jacob	14,614,045	0	12,345,825
Robert Foster	15,715,450	0	11,244,420
John P. Brancaccio	14,578,041	0	12,381,829
Timothy Block	15,315,744	0	29,870
Thomas Adams	15,067,114	0	11,892,756
Arnold Lippa	14,772,853	0	12,187,017
Peter Wijngaard	16,569,782		10,390,089

2. To ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Votes Abstained
30,159,141	11,319,200	1,274,925

3. To approve the Company’s 2021 Omnibus Equity Incentive Plan.

Votes For	Votes Against	Votes Abstained
11,201,566	14,833,398	924,906

4. To approve the amendment of the Company’s certificate of incorporation, as amended, to increase the number of shares of authorized common stock from 120,000,000 to 240,000,000.

Votes For	Votes Against	Votes Abstained
20,288,854	22,372,852	91,561

5. To approve, on an advisory basis, the compensation of the Company’s named executive officers, referred to as “say-on-pay.

Votes For	Votes Against	Votes Abstained
11,566,554	14,892,712	500,604

6. To approve, on an advisory basis, the preferred frequency of stockholder advisory votes on executive compensation, referred to as “say-on-frequency.

1 Year	2 Years	3 Years
18,019,160	836,178	6,371,648

On October 8, 2021, after considering the voting results with respect to Proposal 6 discussed above, the Board decided that future Say-on-Pay Votes will continue to be held every year until such time that the frequency vote is next presented to shareholders or until the Board determines otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2021

HEPION PHARMACEUTICALS, INC.

By:	/s/ Robert Foster
Robert Foster
Chief Executive Officer